FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

THIS FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this "Amendment") is made and entered into as of the 10th day of January, 2007, by and between **SEALY SHV/NO, L.P.**, A Georgia Limited Partnership, **SEALY OHIO, L.P.**, A Georgia Limited Partnership, **SEALY ALAMO BUILDINGS, L.P.**, A Georgia Limited Partnership, **SEALY FRLA SBC, L.L.C.**, A Georgia Limited Liability Company, **SEALY FRLA I, L.L.C.**, A Georgia Limited Liability Company, **SEALY FRLA II, L.L.C.**, A Georgia Limited Liability Company, **SEALY FRLA OFFICE, L.L.C.**, A Georgia Limited Liability Company, and **SEALY BR4, L.P.**, A Georgia Limited Partnership (collectively, "**Seller**"), and **LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.**, A Maryland Corporation ("**Buyer**").

W I T N E S S E T H:

WHEREAS, Buyer and Seller entered into that certain Agreement of Purchase and Sale dated as of December 15, 2006 (the "**Agreement**"), pursuant to which the parties set forth their agreement with respect to the purchase and sale of certain property located in Ohio, Texas and Louisiana as more particularly described in the Agreement (the "**Property**"); and

WHEREAS, the parties hereto desire to amend certain terms of the Agreement as more particularly set forth below.

NOW, THEREFORE, for and in consideration of Ten Dollars in hand paid by the parties one to the other and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, Buyer and Seller do hereby agree as follows:

1. All capitalized terms not otherwise defined in this Amendment shall have the meaning given such terms in the Agreement.

2. The Agreement is hereby modified by deleting the following language from Section 301 of the Agreement:

> "The Purchase Price shall be One Hundred Thirty-Eight Million Nine Hundred Thousand and no/100 Dollars ($138,900,000.00)"

and inserting the following language in lieu thereof:

> "The Purchase Price shall be One Hundred Thirty-Seven Million Nine Hundred Fifty Thousand and no/100 Dollars ($137,950,000.00)"

3. Buyer and Seller hereby acknowledge and agree that execution by Buyer of this Amendment shall serve as Buyer's written notice, as required by Section 902 of the Agreement, of Buyer's waiver and satisfaction of the contingencies set forth in Section 901 of the Agreement as to the Property, and Buyer's election to proceed toward Closing pursuant to the terms of this Agreement.

4. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of such counterparts shall together constitute one and the same instrument. This Amendment shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. This Amendment may be executed and delivered by fax (telecopier).

5. Except as expressly set forth herein, the Agreement remains unmodified and unchanged and the parties hereto ratify and confirm the Agreement, as amended hereby.

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IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment effective the day and year above written.

BUYER:

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation

By:____________________________
Name:__________________________
Title:___________________________

SELLER:

SEALY SHV/NO, L.P.,
a Georgia limited partnership

By: Sealy G.P. SHV/NO, L.P., its general partner

By: SHV/NO Investors, L.L.C., its general partner

By: [signature]
Scott P. Sealy, it manager

SEALY OHIO, L.P.,
a Georgia limited partnership

By: Sealy G.P. Ohio, L.P., its general partner

By: Ohio Investors (GA), L.L.C., its general partner

By: [signature]
Scott P. Sealy, its manager

SEALY ALAMO BUILDINGS, L.P.,
a Georgia limited partnership

By: Sealy Alamo Buildings GP, Inc., its general partner

By: [signature]
Scott P. Sealy, President

SEALY FRLA SBC, L.L.C.,
a Georgia limited liability company

By: [signature]
Scott P. Sealy, Manager

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IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment effective the day and year above written.

BUYER:

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.,
a Maryland corporation

By: [signature]
Name: MICHAEL M SCHURER
Title: CFO + TREASURER

SELLER:

SEALY SHV/NO, L.P.,
a Georgia limited partnership

By: Sealy G.P. SHV/NO, L.P., its general partner

By: SHV/NO Investors, L.L.C., its general partner

By:____________________
Scott P. Sealy, it manager

SEALY OHIO, L.P.,
a Georgia limited partnership

By: Sealy G.P. Ohio, L.P., its general partner

By: Ohio Investors (GA), L.L.C., its general partner

By:____________________
Scott P. Sealy, its manager

SEALY ALAMO BUILDINGS, L.P.,
a Georgia limited partnership

By: Sealy Alamo Buildings GP, Inc., its general partner

By:____________________
Scott P. Sealy, President

SEALY FRLA SBC, L.L.C.,
a Georgia limited liability company

By:____________________
Scott P. Sealy, Manager

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SEALY FRLA I, L.L.C.,
a Georgia limited liability company

By: FRLA I, Inc., its manager

By: ______________________
Scott P. Sealy, President

SEALY FRLA II, L.L.C.,
a Georgia limited liability company

By: FRLA II, Inc., its manager

By: ______________________
Scott P. Sealy, President

SEALY FRLA OFFICE, L.L.C.,
a Georgia limited liability company

By: FRLA Office, Inc., its manager

By: ______________________
Scott P. Sealy, President

SEALY BR4, L.P.,
a Georgia limited partnership

By: Sealy G.P. BR4, L.P.,
its General Partner

By: BR4 Investors, L.L.C.,
its General Partner

By: ______________________
Scott P. Sealy, its Manager